                                                                    EXHIBIT 10.1
                                                                    ------------

                                   AMENDMENT
                             TO AND TERMINATION OF
               NON-EXCLUSIVE DISTRIBUTION AND PRICING AGREEMENT
               ------------------------------------------------


     THIS AMENDMENT AND TERMINATION is made as of this 18th day of May, 1999 (the "Amendment") to the Non-Exclusive Distribution and Pricing Agreement dated February 11, 1998 (the "Agreement") by and between Saf T Lok Incorporated, a Florida corporation ("STL") and United Safety Action, Inc., a New York corporation ("United").

     WHEREAS, STL and United entered into the Agreement to provide for the distribution by United of certain gun-locking devices manufactured by STL, subject to the terms set forth in the Agreement; and

     WHEREAS, as an inducement to United to commit to the Initial Order (as defined in the Agreement) and to perform its obligations under the Agreement, STL issued and delivered to United 1,000,000 shares of STL Common Stock (the "Shares") which Shares were pledged by United for the benefit of STL to secure United's obligations under the Agreement as provided by the Stock Pledge Agreement dated as of February 11, 1998, by and between STL and United; and

     WHEREAS, STL executed an Undertaking dated February 11, 1998, (the "Undertaking") in favor of Danvers Investment Corp. ("Danvers"), Amexcorp Ltd. ("Amex") and Atom Corp. ("Atom") (collectively referred to as "ADA") pursuant to which the Company issued: (i) warrants to purchase 1,000,000 shares of STL common stock to Danvers; (ii) warrants to purchase 500,000 shares of STL Common Stock to Amex; and (iii) warrants to purchase 500,000 shares of common stock to Atom as compensation to ADA for introducing STL to United, each warrant being exercisable for a term of five (5) years ending February 11, 2003, at an exercise price of $5.00 per share (collectively the "ADA Warrants"); and

     WHEREAS, STL entered into an agreement with Empire Consulting Ltd., Inc. ("Empire") on February 11, 1998 (the "Consulting Agreement"), in order to compensate Empire for procuring the Agreement, and for orders of gun locks placed with STL, pursuant to which STL agreed to pay Empire a 15% commission of the gross dollar amount of gun-lock orders placed by United and 15% of the amount paid to STL upon the exercise of the ADA Warrants; and

     WHEREAS, STL and United wish to be relieved of any further obligations under the Agreement, and in that regard desire to amend the Agreement and take such further actions as set forth herein, and the parties further wish to resolve certain outstanding matters between them as set forth in the recitals.

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, STL and United hereby amend the Agreement as follows:

     1.  Definitions.  All capitalized terms used in this Amendment and not
         ------------
defined herein shall have the meanings set forth in the Agreement.

     2.  Termination of Agreement.  STL and United hereby agree that except as
         -------------------------
expressly provided by this Amendment and notwithstanding any provision to the contrary in the Agreement, the Agreement shall be terminated effective upon the execution of this Amendment by STL and United and the delivery by each party to the other of the documents described below, such delivery to be deemed made upon delivery by overnight courier to, and receipt by, Robert L. Ruben, Esquire, Ruben & Aronson, LLP, 3299 K Street, N.W., Suite 403, Washington, D.C. 20007, on behalf of STL, and Edward H. Burnbaum, Esq., Lynch Rowin Novack Burnbaum & Crystal, P.C., 300 East 42nd Street, 10th Floor, New York, New York 10017, on behalf of United. STL and United agree that upon such termination, neither party nor any third party will have any rights under or with respect to the Agreement except as expressly provided by the terms of this Amendment. The parties agree that all actions required to be taken under this Amendment will be taken concurrently with the execution and delivery of this Amendment.

     3.  Return and Cancellation of Shares.  STL and United shall execute and
         ----------------------------------
deliver to each other the Stock Pledge Termination Agreement and United shall execute and deliver to STL the Assignment Separate from Certificate in the forms attached as Exhibit A and Exhibit A.1, respectively, hereto upon the execution
            ---------     -----------
of this Amendment, at which time United shall relinquish all rights to the Shares which shall then be cancelled by STL.

     4.  Disposition of Locks.  STL and United agree that United shall be
         ---------------------
entitled to retain all gun locks (the "Locks") previously delivered by STL to United (or its designee) in consideration of United's agreements and performance hereunder. STL and United hereby agree that no warranties, express or implied, shall be deemed to have been made, and that no warranties, express or implied, have been made or otherwise effected with respect to the Locks or any portion thereof. The parties further agree, subject to United's compliance with the terms of this Amendment, that the Locks will be deemed to be sold to United (or its designee) "as is" and "where is". United hereby waives any claim that it may have with respect to any defect of the Locks or any portion thereof and any claim that it may have with respect to the conformity or non-conformity of the Locks to any specifications. Nothing in this Section 4 shall preclude any owner or distributor of the Locks from placing advertisements for the sale of the Locks.

     5.  Covenants.  United hereby agrees with STL and covenants that it will
         ----------
not present itself or conduct itself in any manner that will cause United to be viewed as STL's distributor or as an affiliate in any capacity of STL. United further covenants that any advertisement placed by United after the date hereof concerning the Locks will state that the Seller is not affiliated with Saf T Lok Incorporated.

     6.  Buyback of Warrants and Termination of Other Agreements.  STL and
         --------------------------------------------------------
United also agree that United will cause ADA on the date hereof to: (i) deliver the ADA Warrants to STL and relinquish all rights with respect thereto, which ADA Warrants will be cancelled and voided by STL upon its receipt thereof, in consideration of the payment thereof by STL of $.25 per ADA Warrant for a total of $500,000, the receipt of which is hereby acknowledged; (ii) terminate the

Undertaking executed by ADA and STL; and (iii) execute and deliver Mutual Releases to STL, which will also be signed by STL and which will also include the individuals Robert Cordes, Richard Gladstone, Sholem Weiss, and Geno Weiser, in the forms attached as Exhibit B and Exhibit B.1. STL and United further
                         ---------     -----------
agree that United will cause Empire to terminate the Consulting Agreement, such termination to be effected in the form attached as Exhibit C and will also cause
                                                   ---------
Empire to execute and deliver to STL the Mutual Release, which will also be signed by STL, in the form attached as Exhibit C.
                                       ---------

     7.  Mutual Release.  STL and United hereby agree to execute and deliver to
         ---------------
each other a Mutual Release in the form attached as Exhibit D, which will also
                                                    ---------
include Arthur Braun,  upon the execution of this Amendment.

     8.  Governing Law.  This Amendment and any disputes or claims arising
         --------------
hereunder shall be governed by the laws of the State of New York without regard to principles of conflicts of law.

     9.  Counterparts.  This Amendment may be executed in counterparts, each of
         -------------
which shall be deemed an original and all of which shall constitute one and the same Agreement.

     10. Further Assurances.  United and STL mutually agree and covenant that
         -------------------
each will execute promptly such other documents and instruments as shall be required to effectuate the purposes of this Agreement, but in any event within three (3) business days of receipt by United or STL of any such request, any such request to be deemed received upon delivery by facsimile to: Robert L. Ruben, Esquire, Ruben & Aronson, LLP, 3299 K Street, N.W., Suite 403, Washington, D.C. 20007, Fax: (202) 965-3700, on behalf of STL, and Edward H. Burnbaum, Esquire, Lynch Rowin Novack Burnbaum & Crystal, P.C., 300 East 42nd Street, New York, New York 10017, Fax: (212) 986-2907, on behalf of United.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              SAF T LOK INCORPORATED



                              By:  /s/ Franks Brooks
                                 --------------------------
                              Name: Frank Brooks
                                   ------------------------
                              Its:  Chairman
                                  -------------------------


                              UNITED SAFETY ACTION, INC.



                              By:  /s/ Arthur Braun
                                 --------------------------
                              Name: Arthur Braun
                                   ------------------------

                              Its: President
                                  -------------------------

                                   EXHIBIT A
                                   ---------

                      STOCK PLEDGE TERMINATION AGREEMENT
                      ----------------------------------

     THIS STOCK PLEDGE TERMINATION AGREEMENT dated as of May ___, 1999 (the "Agreement") is entered into by and between Saf T Lok Incorporated, a Florida corporation ("STL") and United Safety Action, Inc., a New York corporation ("United").

     WHEREAS, STL and United entered into a Non-Exclusive Distribution and Pricing Agreement (the "Distribution Agreement") to provide for the distribution by United of certain gun locking devices manufactured by STL, subject to the terms set forth in the Distribution Agreement; and

     WHEREAS, as an inducement to United to perform its obligations under the Distribution Agreement, STL issued and delivered to United 1,000,000 shares of STL Common Stock (the "Shares") which Shares were pledged by United for the benefit of STL, pursuant to a Stock Pledge Agreement dated as of February 11, 1998 between STL and United, to secure United's obligations under the Distribution Agreement (the "Stock Pledge Agreement"); and

     WHEREAS, STL and United have entered into an Amendment and Termination of the Distribution Agreement on the date hereof terminating the Distribution Agreement, except as otherwise provided in such Amendment (the "Amendment"); and

     WHEREAS, STL and United desire to terminate the Stock Pledge Agreement in the manner set forth herein.

     NOW THEREFORE, for good and valuable consideration the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Termination.  Notwithstanding anything to the contrary contained in the
         ------------
Distribution Agreement or the Stock Pledge Agreement, STL and United hereby agree to terminate the Stock Pledge Agreement subject to the express terms set forth herein, effective as of the date first set forth above. United hereby waives and relinquishes any rights to the Shares and agrees that STL shall be entitled to cancel such Shares at any time following United's execution and delivery of this Agreement and the Assignment Separate From Certificate attached as Exhibit A.1. United and STL mutually release the other from any claims that it may have arising from the issuance and delivery of the Shares and United waives all rights that it has or may be deemed to have to the Shares.

     2.  Representations and Warranties of United.  United hereby represents and
         -----------------------------------------
warrants to STL that it has not granted or otherwise conveyed any rights in the Shares to any third party and further represents and warrants that neither it nor any third party has or will have any right in the Shares. United and STL mutually represent and warrant that each is entering into this Agreement as a further inducement for the other to enter into and execute the Amendment.

     3.  Further Assurances.  United and STL agree and covenant that each will
         -------------------
execute promptly such other documents and instruments as shall be requested by the other to effectuate the purposes of this Agreement, but in any event within three (3) business days of the receipt of any such request, any such request to be deemed received upon delivery by facsimile to: Robert L. Ruben, Esquire, Ruben & Aronson, LLP, 3299 K Street, N.W., Suite 403, Washington, D.C. 20007,
Fax: (202) 965-3700, on behalf of STL, and Edward H. Burnbaum, Esquire, Lynch Rowin Novack Burnbaum & Crystal, P.C., 300 East 42nd Street, New York, New York 10017, Fax: (212) 986-2907, on behalf of United.

     4.  Assignment Separate From Certificate.  Upon execution of this
         ------------------------------------
Agreement, United will execute and deliver to STL the Assignment Separate From Certificate attached as Exhibit A-1.

     5.  Governing Law.  This Agreement and any disputes or claims arising under
         --------------
this Agreement shall be governed by the laws of the State of New York without regard to principles of conflicts of law.

     6.  Counterparts.  This Agreement may be executed in counterparts, each of
         -------------
which shall be deemed an original and all of which shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    SAF T LOK INCORPORATED


                                    By:__________________________
                                    Name:   Frank Brooks
                                         ------------------------
                                    Its:    Chairman
                                        -------------------------


                                    UNITED SAFETY ACTION, INC.



                                    By:__________________________

                                    Name:   Arthur Braun
                                         ------------------------
                                    Its:    President
                                        -------------------------

                                  EXHIBIT A.1
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------


     FOR VALUE RECEIVED, the undersigned, ______________________________, hereby sells, assigns, transfers and conveys unto Saf T Lok Incorporated, a Florida corporation, all of the undersigned's right, title and interest in and to 1,000,000 shares of the Common Stock, par value $.01 per share, of Saf T Lok Incorporated represented by Stock Certificate No. ____________ herewith, and does hereby irrevocably constitute and appoint William Schmidt to transfer such shares on the books of Saf T Lok Incorporated with full power of substitution in the premises.


Dated:  As of May _____, 1999.

                                        UNITED SAFETY ACTION, INC.


                                        By:________________________
                                        Print Name:  Arthur Braun
                                                   ----------------
                                        Title:       President
                                              ---------------------

                                   EXHIBIT B
                                   ---------

                                MUTUAL RELEASE
                                --------------


     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Danvers Investment Corp. ("Danvers"), Amexcorp Ltd. ("Amex"), Sholem Weiss and Geno Weiser, each for itself and himself and, in the case of Danvers and Amex , on behalf of their officers, directors, shareholders, and affiliates, hereby forever RELEASE and DISCHARGE Saf T Lok Incorporated, a Florida corporation located at 1101 Northpoint Parkway, West Palm Beach, Florida 33407 ("STL"), together with its officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever, in law or equity, that they, their shareholders, officers, directors and affiliates, have, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, STL, for itself and on behalf of its officers, directors, shareholders, and affiliates hereby forever RELEASE and DISCHARGE each of Danvers and Amex, together with each of their officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, and the individual persons Sholem Weiss and Geno Weiser, of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever, in law or equity, that STL, its shareholders, officers, directors and affiliates, has, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     This Mutual Release is being made in New York and is to be governed by the laws of such jurisdiction. Any dispute arising hereunder shall be resolved in the courts of such state.

     AGREED this ___ day of May, 1999.


DANVERS INVESTMENT CORP.                          SAF T LOK INCORPORATED


By:______________________                         By:________________________
Name:____________________                         Name: Frank Brooks
                                                        ---------------------
Its:_____________________                         Its:  Chairman
                                                        ---------------------

AMEX CORP LTD.


By:______________________
Name:____________________
Its:_____________________



_________________________                         ______________________________
     SHOLEM WEISS                                 GENO WEISER

                                  EXHIBIT B.1
                                  -----------

                                MUTUAL RELEASE
                                --------------


     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Atom Corp. ("Atom"), and Richard Gladstone each for itself and himself and, in the case of Atom, on behalf of its officers, directors, shareholders, and affiliates, hereby forever RELEASE and DISCHARGE Saf T Lok Incorporated, a Florida corporation located at 1101 Northpoint Parkway, West Palm Beach, Florida 33407 ("STL"), together with its officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever, in law or equity, that they, their shareholders, officers, directors and affiliates, have, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, STL, for itself and on behalf of its officers, directors, shareholders, and affiliates hereby forever RELEASE and DISCHARGE Atom, together with each of their officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, and the individual person Richard Gladstone of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever, in law or equity, that STL, its shareholders, officers, directors and affiliates, has, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.

     This Mutual Release is being made in New York and is to be governed by the laws of such jurisdiction. Any dispute arising hereunder shall be resolved in the courts of such state.

     AGREED this _________ day of May, 1999.


SAF T LOK INCORPORATED                  ATOM CORP.


By:____________________________         By: ____________________________________

Name: Frank Brooks                   Name: Richard Gladstone
     --------------------------           --------------------------------------
Its:  Chairman                       Its:  President
    ---------------------------          ---------------------------------------


_______________________________
     RICHARD GLADSTONE

                                   EXHIBIT C
                                   ---------

                             TERMINATION AGREEMENT
                             ---------------------

     THIS TERMINATION AGREEMENT dated as of May ___, 1999 (the "Agreement") is entered into by and between Saf T Lok Incorporated, a Florida corporation ("STL") and Empire Consulting Ltd., Inc. a New York corporation ("Empire").

     WHEREAS, STL and United Safety Action Incorporated ("United") entered into a Non-Exclusive Distribution and Pricing Agreement dated as of February 11, 1998 (the "Distribution Agreement") to provide for the distribution by United of certain gun-locking devices manufactured by STL, subject to the terms set forth therein; and

     WHEREAS, STL entered into an agreement (the "Consulting Agreement") with Empire on February 11, 1998 to compensate Empire for procuring the Distribution Agreement, and for orders of gun locks placed with STL, pursuant to which STL agreed to pay Empire a 15% commission of the gross dollar amount of gun-lock orders placed by Empire and an additional 15% of the amount paid to STL upon the exercise of the ADA Warrants; and

     WHEREAS, STL and Empire desire to terminate the Consulting Agreement in the manner and pursuant to the provisions set forth herein.

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, STL and Empire hereby agree as follows:

     1.  Termination of Consulting Agreement.  Notwithstanding any provision  to
         ------------------------------------
the contrary contained in the Consulting Agreement, STL and Empire hereby agree to terminate the Consulting Agreement subject to the express terms set forth herein, effective as of the date first set forth above. Empire hereby acknowledges that as of the date hereof, Empire is not entitled to any compensation under the Consulting Agreement with respect to any STL products previously delivered to United or any other person or entity. Empire consents to the termination of the Distribution Agreement, the Undertaking and the ADA Warrants pursuant to the May ____, 1999 Amendment to and Termination of Non-Exclusive Distribution and Pricing Agreement between STL and United and the May ____, 1999 Termination Agreement between STL and ADA, which agreements Empire has read and understood.

     2.  Covenants of Empire.    Empire covenants, warrants and represents that
         --------------------
it has not assigned or otherwise conveyed its interest in the Consulting Agreement to any other party and that it will indemnify STL and hold it harmless against any claim to compensation hereunder by any party claiming by, under of through Empire.

     3.  Mutual Release.  Empire and STL agree to execute and deliver to each
         ---------------
other a Mutual Release in the form attached as Exhibit C.1.

     4.  Further Assurances.  Empire and STL agree and covenant that each will
         -------------------
execute
promptly such other documents and instruments as shall be requested by the other to effectuate the purposes of this Agreement, but in any event within three (3) business days of the receipt of any such request, any such request to be deemed received upon delivery by facsimile to: Robert L. Ruben, Esquire, Ruben & Aronson, LLP, 3299 K Street, N.W., Suite 403, Washington, D.C. 20007, Fax: (202) 965-3700, on behalf of STL, and Edward H. Burnbaum, Esquire, Lynch Rowin Novack Burnbaum & Crystal, P.C., 300 East 42nd Street, New York, New York 10017, Fax:
(212) 986-2907, on behalf of Empire.

     5.  Governing Law.  This Agreement and any disputes or claims arising
         --------------
hereunder shall be governed by the laws of the State of New York without regard to principles of conflicts of law.

     6.  Counterparts.  This Agreement may be executed in counterparts, each of
         -------------
which shall be deemed an original and all of which shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                                    SAF T LOK INCORPORATED


                                    By:________________________________
                                    Name:  Frank Brooks
                                         ------------------------------
                                    Its:   Chairman
                                         ------------------------------


                                    EMPIRE CONSULTING LTD. INC.


                                    By:________________________________
                                    Name:______________________________
                                    Its:_______________________________

                                  EXHIBIT C.1
                                  -----------

                                MUTUAL RELEASE
                                --------------
                                   (Empire)

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Empire Consulting Ltd. Inc. ("Empire") for itself and on behalf of its officers, directors, shareholders, and affiliates hereby forever RELEASE and DISCHARGE Saf T Lok Incorporated, a Florida corporation located at 1101 Northpoint Parkway, West Palm Beach, Florida 33407("STL"), together with its officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever , in law or equity, that Empire, its shareholders, officers, directors and affiliates, have, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, STL, for itself and on behalf of its officers, directors, shareholders, employees, representatives, successors, assigns and affiliates hereby forever RELEASE and DISCHARGE Empire, together with its officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever that STL, its shareholders, officers, directors and affiliates, has, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          This Mutual Release is being made in New York and is to be governed by the laws of such jurisdiction. Any dispute arising hereunder shall be resolved in the courts of such state.

     AGREED this ___ day of May, 1999.


EMPIRE CONSULTING LTD. INC.              SAF T LOK INCORPORATED


By:________________________             By:___________________
Name:______________________             Name: Frank Brooks
                                             -----------------
Its:_______________________             Its:  Chairman
                                            ------------------

                                   EXHIBIT D
                                   ---------

                                MUTUAL RELEASE
                                --------------
                                   (United)

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged United Safety Action, Inc., a New York corporation ("United"), and Arthur Braun for itself and on behalf of its officers, directors, shareholders, and affiliates, and Arthur Braun hereby forever RELEASE and DISCHARGE Saf T Lok Incorporated, a Florida corporation located at 1101 Northpoint Parkway, West Palm Beach, Florida 33407 ("STL"), together with its officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever, in law or equity, that Arthur Braun and United, its shareholders, officers, directors and affiliates, have, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, STL, for itself and on behalf of its officers, directors, shareholders, and affiliates hereby forever RELEASES and DISCHARGES Arthur Braun and United, together with its officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever, in law or equity, that STL, its shareholders, officers, directors and affiliates, has, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     This Mutual Release is being made in New York and is to be governed by the laws of such jurisdiction. Any dispute arising hereunder shall be resolved in the courts of such state.

     AGREED this ___ day of May, 1999.


UNITED SAFETY ACTION, INC.               SAF T LOK INCORPORATED


By:_________________________            By:_________________________
Name: Arthur Braun                      Name:  Frank Brooks
     -----------------------                 -----------------------
Its:  President                          Its:  Chairman
    ------------------------                 -----------------------


      ARTHUR                                                          BRAUN